Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

22. Subsequent Events

As disclosed in liquidity in Note 1, as of the date of this report, the Group and the NetEase Group have both approved an extension of the maturity date of the Facility, including the loans already drawn under it, to March 31, 2030. Up to March 31, 2026, the Group had repaid US$15.0 million under the Facility. Apart from this, there are no other significant subsequent events for the Group.